Myriad Genetics Quarterly Report Ending September 2020 November 9, 2020

Forward looking statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. NON-GAAP FINANCIAL MEASURES In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP to non-GAAP financial guidance is provided under the investor section of Myriad’s corporate website. ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 2

Myriad Genetics OUR MISSION AND OPPORTUNITY Our purpose-driven mission to transform and “ improve lives is more relevant than ever. We have a strong, compelling market opportunity as a leader in genetics and molecular diagnostics. But the market is changing faster than we are. We must transform to win, put patients and customers first, reset our base, simplify our business, and drive new commercial capabilities. The new Myriad Genetics will create new growth opportunities for us all. ” Paul J. Diaz President and CEO ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 3

Advancing our mission in large and growing markets Women’s Health Oncology Mental Health • >11M new patients diagnosed • 166M women in U.S. • 1.7M new patients diagnosed annually with 15M affected annually with >40M affected • Demand for services growing • $201B in U.S. healthcare spending 6% per year • $137B in U.S. healthcare spending • >$60B drug spend, 48% response • Most active and engaged group in seeking information and • >$40B drug spend 40% response • 800,000 deaths in U.S. annually stewardship of family healthcare • 600,000 U.S. deaths per year 4 ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com

A Powerful Thesis for Transformation • Large, growing market opportunity - $10B+ • Economics of molecular diagnostics support sustainable, profitable growth • Respected portfolio, scientific know-how and reach • Opportunities to elevate our products to full potential • Need to reset our competitive and financial position by reducing complexity and cost • Winning culture, strong leadership team, and record of innovation are the foundation for delivering on our mission, market leadership, long-term growth and profitability ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 5

Transformation phases and objectives H2 2020 2021 2022 BUILD CULTURE OF SERVICE EXCELLENCE, PRIORITIZE INNOVATION, REDUCE COMPLEXITY PHASE I: RESET THE BASE • Continue COVID volume recovery and execute on near-term opportunities • Prioritize product innovation, research and technology initiatives PHASE II: REFOCUS ORGANIZATION • Establish firm financial position, reduce complexity and cost • Reorganize around strategic priorities, reduce • Define and deploy winning, customer-centric, complexity and cost technology-enabled commercial model • Develop and launch comprehensive • Improve financial PHASE III: REIGNITE GROWTH transformation plan performance and transparency with investors • Invest in innovation, research and partnerships to accelerate organic • Enhance reimbursement growth and revenue cycle capabilities • Build commercial capabilities to support new products and potential M&A 6 ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 6

Four-point strategic roadmap 1 Put patients and customers first Build new commercial Create new avenues of 3 Elevate core products to full 4 2 capabilities potential growth • Convey our unique value • Increase awareness and access • Explore and assess proposition • Bolster differentiation with messaging • Direct-to-Consumer marketing • Play offense with price and innovation models, new partnerships, positioning and dataset monetization reimbursement • Reinforce clinical utility • Ramp up consumer and • Maximize cross-sell and synergies digital marketing across the portfolio • Enable frontline and virtual sales with best-in- class training and support ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 7 7

Better serving patients and providers – IT enabled


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Education

MyGeneHistory - Risk assessment at home or in clinic, EMR integration, AI-driven guides, Personalized workflow

Telehealth

30% of GeneSight sample kits shipped direct to patients, Tele-Psychiatry partnerships

Access

Transparent, personalized out of pocket cost estimates. Phlebotomy finder and at-home visits

Portal

Patient and provider portals for results delivery and order management.

30% reduction in time per order

EMR scale-out to 275+ new interfaces

myriad WHEN DECISIONS MATTER
©2020 Myriad Genetics, Inc. All rights reserved. www.Myriad.com
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Driving digital engagement and conversion Myriad.com Hereditary Cancer Quiz Enhancing the experience Driving follow through Patient Interest 993,497 Lead Order Quiz Completions 517,489 Criteria Qualifications 289,839 Checking on Next Steps 100,009 Sample Submissions 4,858 GROWTH OPPORTUNITY 2.8% who take quiz and meet national (NCCN) criteria convert to complete myRisk tests. ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 9

September 2020 Quarter - sequential volume increases Product Sequential Increase in Test Volume Hereditary Cancer 78% GeneSight 61% Significant Prequel 5% recovery in ForeSight 14% test volume Vectra 53% Prolaris 30% Total Test Volume 40% ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 10

September 2020 Quarter - revenue by product Three Months Ended September 30 2020 2019 Volume ASP (in millions) WH ONC MH AI Other Total WH ONC MH AI Other Total % Change Change Change Molecular diagnostic testing revenue Hereditary Cancer $39.2 $41.4 - - - $80.6 $60.4 $44.1 - - $0.0 $104.5 (23%) (21%) (3%) GeneSight® - - 11.9 - - 11.9 - - 22.7 - - 22.7 (48%) (28%) (27%) Prenatal 16.5 - - - - 16.5 23.5 - - - - 23.5 (30%) 7% (34%) Vectra® - - - 9.1 9.1 - - - 11.0 - 11.0 (17%) (3%) (14%) Prolaris® - 6.4 - - - 6.4 - 6.5 - - - 6.5 (2%) (13%) 13% EndoPredict® - 2.8 - - - 2.8 - 2.3 - - - 2.3 22% myChoice® CDx - 7.8 - - - 7.8 - 1.3 - - - 1.3 500% Other testing revenue - - - - 0.6 0.6 - - - - 0.2 0.2 200% Total molecular diagnostic testing revenue 55.7 58.4 11.9 9.1 0.6 135.7 83.9 54.2 22.7 11.0 0.2 172.0 (21%) Pharmaceutical and clinical service revenue - - - - 9.5 9.5 - - - - 14.3 14.3 (34%) Total Revenue $55.7 $58.4 $11.9 $9.1 $10.1 $145.2 $83.9 $54.2 $22.7 $11.0 $14.5 $186.3 (22%) WH = Women’s Health ONC = Oncology MH = Mental Health AI = Autoimmune ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 11

September 2020 Quarter - income statement Myriad Genetics Income Statement GAAP Results Adjusted Results (in millions, except share data) Fiscal Year Ends Jun. 30 Sep-20 Sep-20 Total Revenues $145.2 $145.2 Cost of Goods Sold 44.2 43.9 Gross Profit 101.0 101.3 Operating Expenses Research and Development 17.6 16.1 Selling, General, and Administrative 124.1 97.3 Contingent Consideration (1.1) 0.0 Total Operating Expenses 140.6 113.4 Operating Income (39.6) (12.1) Interest Income/Expense (2.5) (2.5) Other (1.6) (0.1) Total Other Income (4.1) (2.6) Income Before Taxes (43.7) (14.7) Tax Expense / (Break) (28.5) (3.4) Net Income / (Loss) ($15.2) ($11.3) Net income attributable to MYGN stockholders ($15.2) ($11.3) Fully Taxed Reported/Adjusted EPS ($0.20) ($0.15) Diluted Shares Outstanding 74.7 74.7 ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 12

Reducing expenses, reinvesting in growth $40M $20M STRATEGIC ANNUALIZED SAVINGS INVESTMENTS ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 1313

Accelerating momentum Women’s Health Oncology Mental Health • American College of Obstetricians • German Federal Joint Committee • GeneSight Local Coverage & Gynecologists - average risk non- (G-BA) EndoPredict coverage Determination (LCD) expands invasive pre-natal screening coverage Recent • Expanded coverage for Prolaris Wins • AMPLIFY™ launch – 25% test volume • Broadened GeneSight access • BCBS Evidence Street assessment for primary care providers • Direct to consumer • Japan, China, Europe • Reduce zero-pays opportunities for myChoice Near-Term marketing initiatives • Payer collaborations Opportunities CDX • Hereditary Cancer Quiz • Telehealth partnerships patient conversion ©2019 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 14

Corporate governance improvements Board Refresh Executive Compensation Calendar YearCalendar Year Moved from fiscal to calendar year 2/3 of board members new at end of Aligned to performance, shareholder interests Dec. annual meeting 70% of bonus payout for VP and above January through December 44% of board members from diverse tied to revenue and operating income backgrounds Equity granted as long-term incentive comp Moved from plurality to majority voting for consists of 50% performance shares - # of directors shares tied to EPS and shareholder return Reduced management payouts under a change-of-control Eliminated future cash long-term incentive programs ©2020 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 1515

Myriad Genetics Unlocking the power of genetics to improve and transform lives 16

Myriad Genetics Q & A 1717